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                                 EXHIBIT 23.2

                         CONSENT OF MARK SHELLEY, CPA

     I hereby consent to use of my reports included herein and the reference to my name under the headings of "Summary Historical Consolidated Financial Data of the Company" and "Experts" included in the Registration Statement of Intercell Corporation of which this Exhibit is a part, and in any amendments to the Registration Statement.



Date:  November 1, 1997       By:/s/ Mark Shelley
                                 -----------------------------
                                     Mark Shelley, CPA

                                    23.2-1